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Ceridian Corporation and Subsidiaries                               EXHIBIT 99.2
Schedule D

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
Including freight billing reclassification*
(In millions, except for per share amounts)

                                                                       2002                                      2003
                                       -------------------------------------------------------------------    ----------
                                           Q1            Q2             Q3            Q4          Total           Q1
                                       ----------    ----------     ----------    ----------    ----------    ----------

Revenue*                               $    301.8    $    287.8     $    288.6    $    314.5    $  1,192.7    $    314.6

Costs and Expenses
  Cost of Revenue*                          143.3         139.5          141.6         150.1         574.5         148.4
  Selling, general and
    administrative                          102.8          94.4           87.2          90.9         375.3         108.2
  Research and development                   15.3          14.4           15.1          14.5          59.3          16.3
  Other expense (income)                      9.8          (0.1)           9.7          14.9          34.3          (0.4)
    Total costs and expenses                271.2         248.2          253.6         270.4       1,043.4         272.5

Earnings before
  interest and taxes                         30.6          39.6           35.0          44.1         149.3          42.1

Net interest expense                          1.6           1.3            0.9           0.7           4.5           0.7
Earnings before
  income taxes                               29.0          38.3           34.1          43.4         144.8          41.4

Income tax provision                         10.4          13.8           12.3          14.6          51.1          14.7
Earnings from
  continuing operations                $     18.6    $     24.5     $     21.8    $     28.8    $     93.7    $     26.7

EPS                                    $     0.12    $     0.16     $     0.15    $     0.19          0.62    $     0.18

Shares                                      150.9         153.7          149.9         148.9         150.6         148.9

* Freight reclassification impact
  (offsetting amounts in HRS
   revenue and cost of revenue)        $      2.3    $       --     $       --    $       --    $      2.3    $       --


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Ceridian Corporation and Subsidiaries
Schedule E

PRO FORMA ADJUSTMENTS TO STATEMENTS OF OPERATIONS (Unaudited)
(In millions)

                                                                                      2002                                 2003
                                                           ---------------------------------------------------------     --------
                                                              Q1           Q2          Q3          Q4        Total          Q1
                                                           --------     --------    --------    --------    --------     --------
OTHER EXPENSE (INCOME)
Gains on marketable securities - Other                     $     --     $     --    $     --    $    6.3    $    6.3     $     --
Gains on derivative securities - HRS                             --           --          --         1.8         1.8           --
Asset write-downs and other unusual items - HRS                12.4           --          --         5.6        18.0           --
Asset write-downs and other unusual items - Comdata             1.5           --          --         1.5         3.0           --
Factoring receivables loss - Comdata                             --           --         9.8          --         9.8           --
Other unusual items - Other                                    (4.1)          --          --          --        (4.1)          --
  TOTAL OTHER EXPENSE (INCOME)                                  9.8           --         9.8        15.2        34.8           --

EARNINGS BEFORE INCOME TAXES
Effect of elimination of adjustment items                  $    9.8     $     --    $    9.8    $   15.2    $   34.8     $     --

SUMMARY BY OPERATING SEGMENT
Human Resource Solutions                                       12.4           --          --        13.7        26.1           --
Comdata                                                         1.5           --         9.8         1.5        12.8           --
Other                                                          (4.1)          --          --          --        (4.1)          --
  TOTAL                                                    $    9.8     $     --    $    9.8    $   15.2    $   34.8     $     --


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Ceridian Corporation and Subsidiaries
Schedule F

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
Including freight billing reclassification and excluding unusual items (In millions, except for per share amounts)

                                                                     2002                                         2003
                                     ---------------------------------------------------------------------     ----------
                                         Q1            Q2             Q3             Q4           Total            Q1
                                     ----------    ----------     ----------     ----------     ----------     ----------

Revenue                              $    301.8    $    287.8     $    288.6     $    314.5     $  1,192.7     $    314.6

Costs and Expenses
  Cost of Revenue                         143.3         139.5          141.6          150.1          574.5          148.4
  Selling, general and
    administrative                        102.8          94.4           87.2           90.9          375.3          108.2
  Research and development                 15.3          14.4           15.1           14.5           59.3           16.3
  Other expense (income)                     --          (0.1)          (0.1)          (0.3)          (0.5)          (0.4)
    Total costs and expenses              261.4         248.2          243.8          255.2        1,008.6          272.5

Earnings before
  interest and taxes                       40.4          39.6           44.8           59.3          184.1           42.1

Net interest expense                        1.6           1.3            0.9            0.7            4.5            0.7
Earnings before
  income taxes                             38.8          38.3           43.9           58.6          179.6           41.4

Income tax provision                       14.0          13.8           15.8           20.1           63.7           14.7
Earnings from
  continuing operations              $     24.8    $     24.5     $     28.1     $     38.5     $    115.9     $     26.7

EPS                                  $     0.16    $     0.16     $     0.19     $     0.26     $     0.77     $     0.18

Shares                                    150.9         153.7          149.9          148.9          150.6          148.9

See accompanying Schedule E for pro forma adjustments.